Loss per share	6 Months Ended
Jun. 30, 2024
Earnings per share [abstract]
Loss per share	Loss per share

	For the six month period ended June 30,
	2024	2023
Net loss for the period (in thousands of euros)	(21,872)	(28,099)
Weighted average number of shares	47,124,112	35,037,052
Basic loss per share (in euros)	(0.46)	(0.80)
Diluted loss per share (in euros)	(0.46)	(0.80)
Instruments providing deferred access to the capital (stock options, free shares, founders' warrants, warrants and equity line) are considered to be anti-dilutive because they result in a decrease in the loss per share. Therefore, diluted loss per share is identical to basic loss per share as all equity instruments issued, representing a total of 10,257,478 potential additional ordinary shares, have been considered antidilutive (including 5,200,000 equity line related warrants, please refer to Note 10.3 for more details)